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                                                                Exhibit 10.3


         PREFERRED STOCK REPURCHASE AGREEMENT dated as of September 29, 1997 between NORTHWEST AIRLINES CORPORATION, a Delaware corporation ("NWA CORP."), and KONINKLIJKE LUCHTVAART MAATSCHAPPIJ N.V., a Netherlands corporation ("KLM").


                                W I T N E S S E T H :


         WHEREAS, on the date hereof, KLM owns (i) 1,308.8 shares of NWA
Corp.'s Series A Preferred Stock, par value $.01 per share (the "SERIES A PREFERRED STOCK"), (ii) 436.2 shares of NWA Corp.'s Series B Preferred Stock, par value $.01 per share (the "SERIES B PREFERRED STOCK"), and (iii) 21,684,099 shares of NWA Corp.'s Class A Common Stock, par value $.01 per share (the "CLASS A COMMON STOCK", and together with NWA Corp.'s Class B Common Stock, par value $.01 per share (the "CLASS B COMMON STOCK"), the "COMMON STOCK");

         WHEREAS, concurrently with the Initial Closing Date (as defined in the Common Stock Agreement (as hereinafter defined)), in accordance with the provisions set forth in the Amendment to the Stockholders' Agreement (as hereinafter defined), KLM will exercise its right to purchase, and will purchase, pursuant to Section 17 of the Stockholders' Agreement (as hereinafter defined), 3,293,775 additional shares of Class A Common Stock in exchange for
818.0003 shares of Series A Preferred Stock and 272.6251 shares of Series B Preferred Stock, following which purchase KLM will own 490.7997 shares of Series A Preferred Stock (the "SERIES A PREFERRED SHARES") and 163.5749 shares of Series B Preferred Stock (the "SERIES B PREFERRED SHARES", together with the Series A Preferred Shares, the "PREFERRED SHARES"); and

         WHEREAS, upon the terms and subject to the conditions set forth herein, KLM wishes to sell to NWA Corp., and NWA Corp. wishes to purchase from KLM the Preferred Shares on the Initial Closing Date;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows: